EXHIBIT 99.1

INFORMATIONAL E-MAIL BROADCAST TO THE

INLAND SECURITIES CORPORATION

SALES NETWORK AND BROKER/DEALER FIRMS

On October 20, 2006 Inland Retail Real Estate Trust, Inc. (“IRRETI”) and Developers Diversified Realty Corporation (“DDR”) entered into an Agreement and Plan of Merger (“Merger Agreement”).  At the effective time of the merger, each outstanding share of common stock of IRRETI will be converted into the right to receive $14 in cash.  DDR may at its option elect to issue up to $4 per share of the total merger consideration in the form of common shares of DDR.

Barry L. Lazarus, President and CEO of IRRETI, noted “We are extremely gratified to present this exciting liquidity event to our stockholders.  This transaction offers very attractive returns to our investors who initially acquired our stock at $10 a share.  We are delighted to be able to offer our investors an outstanding return on their initial investments while delivering our extremely high quality portfolio to one of the premier owner/operators in our sector.  We look forward to working closely with Developers Diversified’s management throughout the transition process.”

IRRETI is currently paying an 8.3% annual distribution paid monthly.  This distribution will continue to be paid until the transaction is closed.

This Merger Agreement does not affect Inland American Real Estate Trust, Inc. or Inland Western Retail Real Estate Trust, Inc. stockholders.

For the joint press release containing the details of the transaction click here.

In connection with the transactions contemplated by the Merger Agreement, IRRETI will immediately suspend, and will not reinstate, its Distribution Reinvestment Plan and Share Repurchase Program.

Important Operational Items:

•                  Distributions — Effective with the November 7, 2006 distribution and going forward, all stockholders will receive cash distributions.

•                  Share Repurchase Program — IRRETI customer service professionals will be calling registered representatives relative to any pending Share Repurchase requests to verify if the stockholder would still like to liquidate his or her shares.  However, new requests will not be processed.

•                  Certificates — IRRETI is requesting that any outstanding Certificates be surrendered to Registrar & Transfer Company so that the shares may be deposited into book entry.  A separate mailing will be sent to such stockholders requesting that Certificates be returned.

•                  Warrants — IRRETI is in the process of finalizing the procedure for exercising warrants and will notify your broker/dealer as soon as information is available.

For more information, please contact your Inland regional sales team or Inland Customer Relations at:

Inland Regional Sales:	East	888-820-3974
	Midwest	800-323-6122
	North	866-833-5255
	West	866-624-2603
Inland Customer Relations:	800-826-8228	8:15 am — 5:00 pm Central Time

Inland Retail Real Estate Trust, Inc. is a self-administered and self-managed real estate investment trust (REIT) primarily focused on acquiring, developing and managing community and neighborhood shopping centers in the eastern United States. The Company is a public, non-listed REIT.

This announcement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Developers Diversified, IRRETI and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This announcement does not constitute an offer of any securities for sale. In connection with the proposed transaction, Developers Diversified and IRRETI expect to file a proxy statement/ prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Developers Diversified and IRRETI and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by Developers Diversified and IRRETI with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Developers Diversified and IRRETI by directing such request to:  Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

Developers Diversified and IRRETI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IRRETI in connection with the merger. Information about Developers Diversified and its directors and executive officers, and their ownership of Developers Diversified securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Developers Diversified, which was filed with the SEC on April 3, 2006. Information about IRRETI and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of IRRETI, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, IRRETI does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.

For Broker/Dealer Use Only. Dissemination to prospective investors prohibited. This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus which has been filed or registered with appropriate state and federal regulatory agencies and sold only by broker/dealers authorized to do so.

“Inland” refers to some or all of the entities that are a part of The Inland Real Estate Group of Companies, Inc., a company that is comprised of a group of separate legal entities, some of which may be affiliates of each other, share some common ownership or have been sponsored and managed by subsidiaries of Inland Real Estate Investment Corporation (“Inland Investments”).

The Inland name and logo are registered trademarks being used under license.

This material has been prepared by Inland Securities Corporation, dealer manager for Inland American Real Estate Trust, Inc., Inland Real Estate Corporation, Inland Retail Real Estate Trust, Inc., and Inland Western Retail Real Estate Trust, Inc.  Inland Securities Corporation is a member of the National Association of Securities Dealers, Inc.